Exhibit 99-2


                                 TEN STIX, INC.
                              CONVERTIBLE DEBENTURE


$185,000.00                                                         July 1, 2004

     TEN STIX, INC., a Colorado corporation (the "Company"), for value received hereby promises to pay to the order of Edify Capital Group, Inc. ("Payee"), the principal amount of One Hundred Eighty-Five Thousand and No/100 Dollars ($185,000.00) on or before the first anniversary date of the issuance of this Debenture at the office of the Payee at 801 S. Garfield Ave., Suite 200, Alhambra, California 91801, with interest from the date of issuance of this Debenture at the rate of eight percent per annum, compounded and payable quarterly, commencing on September 30, 2004, and continuing on each of December 31, 2004, March 31, 2005, and June 30, 2005, or the next business day if such date falls on a Saturday, Sunday, or legal holiday.

     For the purpose of calculating interest for any period for which interest shall be payable, such interest shall be calculated on the basis of a 30 day month and a 360 day year. Any such interest shall be calculated as of the beginning of the Company's most recently completed applicable fiscal year. Except as otherwise provided herein, all sums of past due principal and interest shall bear interest at the maximum rate of interest permitted by applicable law.

     1. Covenants. The Company covenants that so long as this Debenture shall be outstanding:

          (a) The Company shall maintain an office at 3101 Riverside Drive, Idaho Springs, Colorado 80425, or at such other place as the Company may designate by written notice given pursuant to the terms hereof, where notices, presentations and demands to or upon the Company in respect of this Debenture may be made or given.

          (b) The Company shall promptly cause to be paid and discharged all lawful taxes, assessments and governmental charges or levies imposed upon the Company or any subsidiary or upon the income and profits of, or upon any property belonging to the Company or any subsidiary before the same shall become in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such property or any part thereof; provided, however, that the Company shall not be required to cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the amount or validity thereof shall be contested in good faith by appropriate proceedings, and the Company or such subsidiary, as the case may be, shall set aside on its books reserves with respect thereto which the Company and the independent public accountants who are at the time employed to audit the books and accounts of the Company or such subsidiary consider adequate.

          (c) The Company shall at all times cause its physical property and the physical property of its subsidiaries used or desirable in the conduct of the business of the Company or its subsidiaries to be maintained, preserved, protected and kept in good repair, working order and condition, and from time to time cause to be made all needful and proper repairs, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may in the opinion of the Company be properly and advantageously conducted at all times; provided, however, that nothing in this Paragraph 1(c) shall require the Company or any subsidiary to maintain, preserve, protect or keep in good repair, working order or condition any physical property which, in the sole discretion of the Company, is obsolete or surplus or unfit for use or may not be used advantageously in the conduct of the business of the Company or such subsidiary, as the case may be.

          (d) The Company shall at all times keep, and cause each subsidiary to keep, true and complete books of record and accounts in accordance with generally accepted accounting principles and practices and file timely all required reports with the Securities and Exchange Commission.

          (e) The Company shall at all times cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights, and franchises, and the corporate existences, rights and franchises of each subsidiary, and comply with and cause each subsidiary to comply with, all laws and governmental requirements applicable to the Company or such subsidiary; provided, however, that nothing in this Paragraph 1(e) shall (i) require the Company or any subsidiary to maintain, preserve or renew any right or franchise which in the opinion of the Board of Directors of the Company is not necessary or desirable in the conduct of

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     the business of the Company or of such subsidiary, as the case may be; or
     (ii) prevent the termination of the corporate existence of any subsidiary if in the opinion of the Board of Directors of the Company such termination is in the best interest of the Company and not disadvantageous to the Payees; or (iii) prevent any consolidation or merger involving the Company or a subsidiary.

     2. Conversion of Debenture.

          (a) At any time the Payees may convert all or part of the remaining principal balance, plus accrued interest, of this Debenture into the common stock, par value $0.001 per share, of the Company (the "Common Stock"). In the event of a conversion, the number of shares of the Common Stock to be issued shall be determined by dividing (i) the unpaid principal balance of this Debenture, plus any accrued interest by (ii) the average of the lowest three closing bid prices in past 20 trading days immediately preceding any such conversion. If this Debenture is surrendered for conversion, it shall be duly endorsed, or be accompanied by a written instrument of transfer in a form satisfactory to the Company duly executed by the holder of this Debenture. For convenience, the conversion of all or a portion, as the case may be, of the principal, plus accrued interest, of this Debenture into the Common Stock is hereinafter sometimes referred to as the conversion of this Debenture. In the event that this Debenture is converted in part only, upon such conversion the Company shall execute and deliver to the Payees, without service charge, a new Debenture or Debentures, of any authorized denomination or denominations as requested by the Payees, in aggregate principal amount equal to and in exchange for the unconverted portion of the principal and accrued interest of the Debenture so surrendered.

          (b) As promptly as practicable after the surrender, as herein provided, of this Debenture or portion thereof in proper form for conversion, the Company shall deliver a certificate or certificates representing the number of fully paid and nonassessable shares of the Common Stock into which this Debenture (or portion thereof) may be converted in accordance with the provisions of this Debenture. Subject to the following provisions of this Paragraph 2, such conversion shall be deemed to have been made immediately prior to the close of business on the date that this Debenture or portion thereof shall have been surrendered for conversion, accompanied by written notice, so that the rights of the Payees as holders thereof shall cease with respect to this Debenture (or the portion thereof being converted) at such time, and the person or persons entitled to receive the shares of the Common Stock upon conversion of this Debenture or portion thereof shall be treated for all purposes as having become the record holder of such shares of the Common Stock at such time. Provided, however, that no such surrender on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of the Common Stock upon such conversion as the record holder or holders of such shares of the Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of the Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of the business on the next succeeding day on which such stock transfer books are open.

          (c) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of this Debenture. If more than one Debenture shall be surrendered for conversion at one time by the Payees, the number of full shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of this Debenture so surrendered. If the conversion of this Debenture results in a fraction, an amount equal to such fraction multiplied by the conversion price of the Common Stock shall be paid to the Payees in cash by the Company.

          (d) In case of any reclassification or change of outstanding shares of the Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of the Common Stock, or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, the Payees shall have the right thereafter to convert this Debenture into the kind and amount of shares of stock of the Company or of such successor or purchasing corporation and other securities and property receivable upon such reclassification, change, consolidation, merger, sale, or conveyance by the Payees of the number of shares of Common Stock into which this Debenture might have been converted immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. The provisions of this paragraph shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales, or conveyances.

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          (e) The Company covenants that it will at times reserve and keep available out of its authorized Common Stock solely for the purpose of issue upon conversion of this Debenture as herein provided, such number of shares of the Common Stock as shall then be issuable upon the conversion of unpaid balance, including accrued interest, of this Debenture. The Company covenants that all shares of the Common Stock which shall be so issuable shall, when issued, be duly and validly issued and fully paid and nonassessable.

          (f) The Company covenants that upon conversion of this Debenture as herein provided, there will be credited to the Common Stock stated capital from the consideration for which the shares of the Common Stock issuable upon such conversion are issued an amount per share of the Common Stock so issued as determined by the Board of Directors, which amount shall not be less than the amount required by law and by the Company's Articles of Incorporation, as amended, as in effect on the date of such conversion. For the purposes of this covenant, the principal amount of the Debenture converted, less the amount of cash paid in lieu of the issuance of fractional shares of such conversion, shall be deemed to be the amount of consideration for which the shares of the Common Stock issuable upon such conversion are issued.

          (g) The issuance of certificates for shares of the Common Stock upon the conversion of this Debenture shall be made without charge to the Payees so converting for any tax in respect of the issuance of such certificates, and such certificates shall be issued in the name of, or in such names as may be directed by, the Payees; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in the name other than that of the Payees, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     3. Events of Default.

          (a) If any one or more of the following events (herein individually referred to as an "Event of Default") shall have occurred for any reason and shall be continuing at the time of any notice thereof from the Payees:

               (i) Default shall be made in the due observance and performance of any covenant, agreement or condition in this Debenture (including the payment of any interest or principal) and such default shall continue for a period of 30 days after written notice thereof to the Company by the Payees; or

               (ii) The Company shall:

                    (1) Admit in writing its inability to pay its debts
               generally as they become due;

                    (2) File a petition in bankruptcy or a petition to take
               advantage of any insolvency act;

                    (3) Make an assignment for the benefit of its creditors;

                    (4) Consent to the appointment of a receiver of itself or of the whole or any substantial part of its property; or

                    (5) On a petition in bankruptcy filed against it, be
               adjudicated a bankrupt;

               (iii) The Company or any subsidiary shall file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws or any other applicable law or statute of the United States of America or any state or district or territory thereof; or

               (iv) A court of competent jurisdiction shall enter an order, judgment or decree appointing, without the consent of the Company or such subsidiary, a receiver of the Company or any of its subsidiaries or of the whole or any substantial part of its property, or approving a petition filed against the Company or any of its subsidiaries seeking reorganization or arrangement under the federal bankruptcy

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          laws or any other applicable law or statute of the United States of
          America or any state or district or territory thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within 60 days from the date of the entry thereof; or

               (v) Under the provisions of any other law for the relief or aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or any of its subsidiaries or of the whole or any substantial part of its property, and such custody or control shall not be terminated or stayed within 60 days from the date of assumption of such custody or control;

then, at the option of the Payees, this Debenture shall thereupon become and be due and payable, without any other presentment, demand, protest or notice of any kind, all of which are hereby expressly waived.

          (b) If any event shall occur that constitutes, or after continuance for a specified period would constitute, an Event of Default under this Paragraph 3, or if the holder of this Debenture shall demand payment or take any other action permitted upon the occurrence of any such event, the Company will at once give notice to all Payees, specifying the nature of such event or of such demand or action, as the case may be.

          (c) In case any one or more of the Events of Default specified above in this Paragraph 3 shall have happened and be continuing, the holder of this Debenture may proceed to protect and enforce its rights either by suit in equity and/or by action at law, or by other appropriate proceeding, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Debenture or in aid of the exercise of any power granted in this Debenture, or proceed to enforce the payment of this Debenture or to enforce any other legal or equitable right of the holder of this Debenture.

          (d) No remedy herein contained on the holder hereof is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

     4. Miscellaneous.

          (a) No Sinking Fund. The Company is not required to establish any sinking fund with respect to this Debenture.

          (b) Collection Fees. In the event of default hereunder and if this Debenture is placed in the hands of an attorney for collection (whether or not suit is filed) or if this Debenture is collected by suit or legal proceedings or through bankruptcy proceedings, the Company agrees to pay in addition to all sums then due hereon, including principal and interest, all reasonable expenses of collection including reasonable attorneys' fees.

          (c) Registered Owner; Transfer. The Company and any agent of the Company may treat the person whose name appears above as the absolute owner hereof for the purpose of receiving payment of, or on account of, the principal or interest due hereon and for all other purposes, and neither the Company nor any such agent shall be affected by notice to the contrary. Subject to compliance with applicable federal and state securities laws, this Debenture is transferable only on the books of the Company by the registered holder in person or by attorney on surrender of this Debenture properly endorsed.

          (d) No Recourse. This Debenture is the obligation of the Company only, and no recourse shall be had for the payment hereof or the interest hereon against any incorporator, shareholder, director or officer as such (whether past, present or future) of the Company or any successor entity whether by virtue of any constitution, statute or rule of law or equity, or by the enforcement of any assessment or penalty, or otherwise, all such liability of the incorporators, shareholders, directors and officers as such being expressly waived and released by the holder hereof by the acceptance of this Debenture.

          (e) Successor Entity. The Company may not consolidate with or merge into, or transfer all or substantially all of its assets to, another corporation unless the successor corporation assumes all of the obligations of the Company under this Debenture and immediately after the transaction no default exists with respect to this Debenture. Thereafter, all such obligations of the Company shall terminate.

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          (f) Maximum Rate of Interest. Notwithstanding any provisions to the contrary in this Debenture or in any of the documents relating hereto, in no event shall this Debenture or such documents require the payment or permit the collection of interest in excess of the maximum amount permitted by the laws of the State of Colorado. If any such excess of interest is contracted for, charged or received under this Debenture or under the terms of any of the documents relating hereto, or in the event the maturity of the indebtedness evidenced by this Debenture is accelerated in whole or in part, or in the event that all or part of the principal or interest of this Debenture shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Debenture or under any of the documents relating hereto, on the amount of principal actually outstanding from time to time under this Debenture shall exceed the maximum amount of interest permitted by the laws of the State of Colorado, then in any such event:

               (i) The provisions of this Paragraph 4(f) shall govern and control;

               (ii) Neither the Company nor any other person or entity now or hereafter liable for the payment hereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by the laws of the State of Colorado;

               (iii) Any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount hereof or refunding to the Company, at the holder's option; and

               (iv) The effective rate of interest shall be automatically reduced to the maximum lawful rate of interest allowed under the laws of the State of Colorado as now or hereafter construed by the courts having jurisdiction thereof.

          (g) Rate of Interest. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Debenture or under such other documents which are made for the purpose of determining whether such rate exceeds the maximum lawful rate of interest, shall be made, to the extent permitted by the laws of the State of Colorado, by amortizing, prorating, allocating and spreading during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from the Company or otherwise by the holder or holders hereof in connection with such indebtedness.

          Issued this 1st day of July, 2004.

                                         TEN STIX, INC.


                                         /s/ Thomas E. Sawyer
                                         _______________________________________
                                         By:  Thomas E. Sawyer, President


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